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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 24, 2001 relating to the financial statements of Applix, Inc., which appears in Applix, Inc.'s Annual Report on Form 10-K and Amendment No. 1 to Form 10-K for the year ended December 31, 2002.


/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
July 8, 2003